SUBSCRIPTION AGREEMENT

     This SUBSCRIPTION AGREEMENT (this "Agreement") is entered into as of April 8, 2005 by and among ICOA, Inc., a Nevada corporation (the "Company"), and Thomas P. Cannon (the "Investor").

                                R E C I T A L S:

     WHEREAS, Investor has provided goods and services to the Company and has accrued salary in the aggregate amount of $258,823.74.

     WHEREAS, in settlement thereof, the Company desires to make and sell, and the Investor desire to acquire, common stock of the Company on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, the parties hereto, each intending to be legally bound, hereby agree as follows:

SECTION 1. STOCK

     1.1. Issuance of Stock
          -----------------

     Subject to the terms and conditions set forth in this Agreement and in reliance upon the Company's and the Investor' representations set forth herein, on the Closing Date (as hereinafter defined) the Company shall sell to the Investor, and the Investor shall receive from the Company, 5,752,000 shares of the Company's common stock in exchange for the Investor's execution of this Agreement.

     1.2. Closing
          -------

     (a) The closing (the "Closing") of the issuance, sale and purchase of the Common Stock to be purchased by the Investor hereunder shall take place at 3:00 p.m., Eastern Time, on April 8, 2005, or such other date as the Investor and the Company agree in writing (the "Closing Date"), at the offices of the Company, or at such other location as the Investor and the Company shall mutually select.

     (b) On the Closing Date, the Company shall deliver to the Investor, duly registered in its name, a duly executed certificate being acquired by it hereunder, against the execution of this Agreement. The Company and the Investor shall deliver to the other the Registration Rights and Shareholder Agreement.

SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Investor that as of the date hereof:


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     2.1. Corporate Organization
          ----------------------

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

     (b) The Company has all requisite power, authority, approvals, licenses, permits and authorization to own its properties and to carry on its business as now conducted. The Company has all requisite power and authority to execute and deliver this Agreement and any other related agreements to be executed and delivered by it in connection herewith and to perform its obligations hereunder and thereunder.

     (c) The Company has filed all necessary documents to qualify to do business as a foreign corporation in, and the Company is in good standing under the laws of, each jurisdiction in which the conduct of its business or the nature of the property owned by it requires such qualification, except where the failure to so qualify and be in good standing would not have a material adverse effect on the business, properties, assets, liabilities, profits, results of operations or condition (financial or otherwise) of the Company taken as a whole.

     2.2. Corporate Proceedings, etc.
          ---------------------------

     The Company has authorized the execution, delivery, and performance of this Agreement and the transactions contemplated hereby. No other corporate action is necessary to authorize such execution, delivery and performance of this Agreement, and upon such execution and delivery this Agreement shall constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     3.1. Investment Intent
          -----------------

     Each of the Investor severally and not jointly represents and warrants to the Company that it: (a) is acquiring the stock to be acquired by it hereunder for its own account and not with a view to, or for sale in connection with, any resale, transfer or distribution thereof, nor with any present intention of distributing such stock, but subject, nevertheless, to any requirement of law that the disposition of the Investor's property shall at all times be within the Investor' control, and without prejudice to the Investor's right at all times to sell or otherwise dispose of all or any part of such securities under a registration under the Securities Act or under an exemption from said registration available under the Securities Act; (b) has full power and legal right to execute and deliver this Agreement and to perform its obligations hereunder; (c) has taken all action necessary for the authorization, execution, delivery, and performance of this Agreement and its obligations hereunder, and, upon execution and delivery by the Company, this Agreement shall constitute the valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and general principles of equity; (d) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the


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Company as contemplated by this Agreement, and is able to bear the economic risk of such investment for an indefinite period of time; (e) has been furnished access to such information and documents as it has requested and has been
afforded  an  opportunity   to  ask  questions  of  and  receive   answers  from
representatives of the Company concerning the terms and conditions of this Agreement and the purchase of the stock contemplated hereby; and (f) is an "accredited investor" as such term is defined in Section 501(a) of Regulation D promulgated under the Securities Act.

SECTION 4. ADDITIONAL COVENANTS AND AGREEMENTS OF THE PARTIES

     4.1. Resale of Securities
          --------------------

     (a) The Investor covenants that it will not sell or otherwise transfer any Shares, except pursuant to an effective registration under the Securities Act of 1933, as amended (the "Securities Act"), or in a transaction which, in the opinion of counsel reasonably satisfactory to the Company, qualifies as an exempt transaction under the Securities Act and the rules and regulations promulgated thereunder.

     (b) The Company and the Investor will enter into a Registration Rights and Shareholder Agreement, substantially in the form attached.

     4.2. Further Assurance
          -----------------

     Each of the parties shall execute such documents and other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

     4.3. Termination and Release
          -----------------------

     (a) Issuance of the stock hereunder constitutes full payment of any and all claims arising from or in connection with Acquirer's relationship with the Company, including as employee, contractor, vendor or lender.

     (b) Investor, for himself, his successors, administrators, heirs, and assigns, hereby fully releases, waives and forever discharges Company, any affiliated companies or subsidiaries, their successors, affiliates, assigns, directors, officers, agents, attorneys and contractors, whether past, present or future (the "Released Parties") from any all actions, suits, liens, demands, damages, claims judgments or liabilities of any nature including costs and attorneys' fees, whether known or unknown, including, but not limited to, all claims arising out of Investor's relationship with any of the Released Parties, including any claim for any benefits apart from the benefits stated herein; breach of contract; wrongful discharge; impairment of economic opportunity; any claim under common-law or at equity; any tort; claims for reimbursement, commissions or due to discrimination. Investor acknowledges and agrees that this release, and the covenant not to sue are essential and material terms of the Agreement and that, without them, no agreement would have been reached by the parties.

     (c) To the maximum extent permitted by law, Investor covenants not to (a) file or seek a lien against, or (b) sue or to institute or cause to be


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

instituted any action in any federal, state or local agency or court against any of the Released Parties, including, but not limited to, any of the claims released in paragraph 4.3.b of this Agreement.



SECTION 5. MISCELLANEOUS

     5.1. Notices
          -------

     (a) All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be delivered by hand or facsimile or mailed by overnight courier or by registered mail or certified mail, postage prepaid:

                (i) if to an Investor, at the address or facsimile number as the Investor may have furnished the Company in writing; and

                (ii) if to the Company, at ICOA, Inc., 111 Airport Road, Warwick Rhode Island 02889, marked for the attention of CFO, with a copy by email to evahlsing@icoacorp.com and sharris@icoacorp.com, or at such other address or facsimile number as the Company may have furnished the Investor in writing, with a copy to Steven M. Harris, 2860 Filbert Street, San Francisco, CA 94123.

     (b) Any notice so addressed shall be deemed to be given (i) if delivered by hand or facsimile, on the date of such delivery, (ii) if mailed by courier, on the first business day following the date of such mailing and (iii) if mailed by registered or certified mail, on the third business day after the date of such mailing.

     5.2. Successors and Assigns
          ----------------------

     Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     5.3. Entire Agreement; Amendment and Waiver
          --------------------------------------

     This Agreement constitutes the entire agreement of the parties hereto, and supersedes all prior agreements or understandings (written or oral) among such parties, with respect to the subject matter hereof. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Company and all of the Investor.

     5.4. Severability
          ------------

     In the event that any part or parts of this Agreement, other than paragraph 4.3, shall be held illegal or unenforceable by any court or administrative body of competent jurisdiction, such determination shall not effect the remaining provisions of this Agreement which shall remain in full force and effect.


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

     5.5. Governing Law
          -------------

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed entirely within such State.

     5.6. Counterparts
          ------------

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

                                       ICOA, INC.

                                       By:
                                          --------------------------------------
                                           Erwin Vahlsing, Jr.
                                           CFO

                                       INVESTOR:



                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:












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